UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

RF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-06

Singapore 238164

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6904 0766

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A Common Stock	RFACU	The Nasdaq Stock Market LLC

Share of Class A Common Stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC

Rights, each right receives one-tenth of one share of Class A Common Stock	RFACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 18, 2023, RF Acquisition Corp. (the “Company”) issued a press release announcing the execution of an Agreement and Plan of Merger with GCL Global Holdings Ltd, a Cayman Islands exempted company (“GCL”), and the other parties thereto (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) dated October 18, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with applicable law, (a) GCL will form a Cayman Islands exempted company limited by shares (“Merger Sub 1”), to be a direct wholly owned subsidiary of GCL, which will merge with and into GCL Global Limited, a Cayman Islands exempted company (the “Initial Merger”), the separate existence of Merger Sub 1 will cease and GCL Global will be the surviving corporation of the Initial Merger and a direct wholly owned subsidiary of GCL, and (b) GCL will form a Delaware corporation (“Merger Sub 2”), to be a direct wholly owned subsidiary of GCL, which will merge with and into the Company, the separate existence of Merger Sub 2 will cease and the Company will be the surviving corporation of the SPAC Merger and a direct wholly owned subsidiary of GCL (the “SPAC Merger”). Collectively, the Initial Merger and the SPAC Merger are referred to herein as the “Business Combination”. Upon the closing of the Business Combination, the combined company (the “Combined Company”) is expected to be listed on Nasdaq under the reserved ticker symbol “GCL”.

The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. The submission of the information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, GCL intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”) containing a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of GCL to be issued in connection with the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its stockholders in connection with the Business Combination. The Company’s stockholders and other interested persons are advised to read carefully and in their entirety, when available, the preliminary proxy statement/prospectus included in the Registration Statement (including any amendments or supplements thereto) and the definitive proxy statement/final prospectus, as well as other documents filed with the SEC, as these materials will contain important information about the parties to the Merger Agreement, the Company and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: RF Acquisition Corp., 111 Somerset, #05-06, Singapore 238164, Attention: Tse Meng Ng.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K, which was filed with the SEC on April 26, 2023, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to RF Acquisition Corp., 111 Somerset, #05-06, Singapore 238164, Attention: Tse Meng Ng. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

GCL and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates, and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company’s or GCL’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following the closing of the Business Combination, the Company’s and GCL’s ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s and GCL’s management and are not predictions of actual performance. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and GCL believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of the Company and GCL cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Business Combination, which is expected to be filed by GCL with the SEC and other documents filed by GCL or the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither the Company nor GCL can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the Business Combination, the amount of redemption requests made by the Company’s public shareholders, costs related to the Business Combination, the continued impact of the global COVID-19 pandemic, the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by GCL with the SEC and those included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on April 26, 2023, the Quarterly Reports on Form 10-Q filed with the SEC on May 26, 2023 and August 23, 2023, respectively. There may be additional risks that neither the Company nor GCL presently know or that the Company and GCL currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The Company cautions that the foregoing list of factors is not exclusive. The forward-looking statements in this press release represent the views of the Company and GCL as of the date of this press release. Subsequent events and developments may cause those views to change. However, while the Company and GCL may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or GCL as of any date subsequent to the date of this press release. Except as may be required by law, neither the Company nor GCL undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 18, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF ACQUISITION CORP.

By:	/s/ Tse Meng Ng
Name:	Tse Meng Ng
Title:	Chief Executive Officer

Date: October 18, 2023